UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EIGHTCO HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

EIGHTCO HOLDINGS INC.

101 Larry Holmes Dr., Suite 313

Easton, Pennsylvania 18042

(888) 765-8933

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on August 8, 2024

To the Stockholders of Eightco Holdings Inc.:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Eightco Holdings Inc. (the “Company”) will be held virtually via the Internet at https://www.virtualmeetingportal.com/8coholdings/2024 on August 8, 2024 at 10:00 a.m. Eastern Time. At the Special Meeting, stockholders will consider and vote on the following matters:

1.	A proposal to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-5 (the “Reverse Stock Split Proposal”); and

2.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

The Reverse Split Proposal was approved by the Board and to be approved, requires the affirmative vote of holders of a majority of the voting power of the outstanding shares of our Common Stock entitled to vote at the Special Meeting on said proposal.

Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends a vote “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

As noted above, our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. This means you can attend the Special Meeting online, vote your shares electronically during the Special Meeting and submit questions online during the Special Meeting by accessing https://www.virtualmeetingportal.com/8coholdings/2024 shortly prior to the scheduled start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

The Board has fixed the close of business on June 28, 2024 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Common Stock are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting.

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A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting and online during the Special Meeting.

Hard copies of the Company’s proxy statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on June 28, 2024, beginning on or about July 16, 2024. The Company’s proxy statement to security holders is also available at https://www.virtualmeetingportal.com/8coholdings/2024.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

We encourage all stockholders to attend the virtual Special Meeting. However, whether or not you plan to attend the virtual Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions of each of your voting options described in the proxy statement.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

Thank you for your ongoing support and continued interest in Eightco.

By Order of the Board of Directors,

/s/ Paul Vassilakos
Paul Vassilakos
Chief Executive Officer
Easton, Pennsylvania
July 16, 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on August 8, 2024: the Notice of Special Meeting and proxy statement are also available at https://www.virtualmeetingportal.com/8coholdings/2024.

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EIGHTCO HOLDINGS INC.

101 Larry Holmes Dr., Suite 313

Easton, Pennsylvania 18042

(888) 765-8933

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on August 8, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Eightco Holdings Inc. (the “Board”) for use at the special meeting of stockholders (the “Special Meeting”) to be held on August 8, 2024 at 10:00 a.m. Eastern Time, and at any adjournment thereof. The Special Meeting will be a virtual meeting held via the Internet at https://www.virtualmeetingportal.com/8coholdings/2024. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. As always, we encourage you to vote your shares prior to the Special Meeting regardless of whether you intend to attend.

Except where the context otherwise requires, references to “Eightco,” “the Company,” “we,” “us,” “our” and similar terms refer to Eightco Holdings Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”).

This proxy statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this proxy statement, along with the notice and either a proxy card or a voting instruction card, are being mailed to our stockholders of record as of the close of business on June 28, 2024, beginning on or about July 16, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on August 8, 2024: the Notice of Special Meeting and proxy statement are also available at https://www.virtualmeetingportal.com/8coholdings/2024.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q.	What is a proxy?

A.	A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Paul Vassilakos and Brett Vroman, or either of them, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Q.	What is a proxy statement?

A.	A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Q.	Why did I receive these proxy materials?

A.	Our Board has made these materials available to you in connection with the solicitation of proxies for use at the Special Meeting to be held virtually on August 8, 2024 at 10:00 a.m. Eastern Time. As a holder of Common Stock, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.	What is the purpose of the Special Meeting?

A.	At the Special Meeting, stockholders will be asked to consider and vote on the following matters:

1.	A proposal to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-5 (the “Reverse Stock Split Proposal” or “Proposal 1”); and

2.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (the “Adjournment Proposal” or “Proposal 2”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Q.	Why is the Company seeking authorization to effect a reverse stock split?

A.	Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Certificate of Incorporation (the “Reverse Stock Split Amendment”) authorizing a reverse stock split of the outstanding shares of our Common Stock at a ratio of 1-for-5 (the “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split after it is approved by the Company’s stockholders at the Special Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex A.

The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the $1.00 minimum per share bid price requirement for continued listing on the Nasdaq Capital Market (“Nasdaq”). The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock less in lieu of a fractional share.

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Q.	Why is the Special Meeting a virtual, online meeting?

A.	The Special Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by Rules of Conduct and Procedures which will be available during the online meeting at https://www.virtualmeetingportal.com/8coholdings/2024. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and submit questions through the virtual meeting platform.

Q.	How do I virtually attend the Special Meeting?

A.	We will host the Special Meeting live online. The webcast of the Special Meeting will start at 10:00 a.m. Eastern Time, on August 8, 2024. Online access to the webcast will open fifteen (15) minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual Special Meeting, you will need to log-in at https://www.virtualmeetingportal.com/8coholdings/2024 using the 16-digit control number on the proxy card or voting instruction form.

Beginning fifteen (15) minutes prior to, and during, the Special Meeting, we will have technicians standing by and ready to assist you with any technical difficulties you may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the virtual meeting, please call the technical support team at the phone number available on https://www.virtualmeetingportal.com/8coholdings/2024.

Q.	Who is entitled to vote at the Special Meeting, and how many votes do they have?

A.	Stockholders of record at the close of business on June 28, 2024 (the “Record Date”) may vote at the Special Meeting. There were 8,752,487 shares of Common Stock outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement.

Q.	What is the difference between a stockholder of record and a “street name” holder?

A.	If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the stockholder of record with respect to those shares. The notice of the Special Meeting has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or proxy statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

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Q.	What is a broker non-vote?

A.	Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Each of Proposals 1 and 2 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding Proposals 1 or 2, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals.

Q.	If I am a beneficial owner of shares, can my brokerage firm vote my shares?

A.	If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, each of Proposals 1 and 2 is considered a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on Proposals 1 and 2, and may vote “FOR” Proposals 1 and 2. Although brokers will have such discretionary authority to vote on Proposals 1 and 2, brokers may choose not to exercise that authority. If you do not provide instructions to your broker, and your broker chooses not to exercise their discretionary authority with respect to any or all proposals, then your shares will not be voted with respect to such proposals.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to the proposal described in this proxy statement.

Q.	How do I vote?

A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Nevada Agency and Transfer Company, you may vote your shares during the Special Meeting or by proxy prior to the Special Meeting as follows:

1..	Over the Internet prior to the Special Meeting: To vote over the Internet prior to the Special Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet prior to the Special Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy before 11:59 p.m. Eastern Time, on August 7, 2024, the day before the Special Meeting, for your proxy to be valid and your vote to count.

2.	By Telephone prior to the Special Meeting: To vote by telephone, please call (800) 450-7155 in the United States and Canada and (857) 999-9155 outside of the United States and Canada, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy before 11:59 p.m. Eastern Time, on August 7, 2024, the day before the Special Meeting, for your proxy to be valid and your vote to count.

3.	By Mail prior to the Special Meeting: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. The proxy card must be received not later than August 7, 2024, the day before the Special Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

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4.	Over the Internet during the Special Meeting: If you attend the Special Meeting virtually, you may vote your shares online (up until the closing of the polls) by following the instructions available at https://www.virtualmeetingportal.com/8coholdings/2024 during the Special Meeting. You will need your 16-digit control number included on the proxy card or voting instruction form. If you vote by proxy prior to the Special Meeting and also virtually attend the Special Meeting, there is no need to vote again at the Special Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, broker or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Even if you plan to attend the Special Meeting online, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will be voted as directed by you.

Q.	How will my proxy vote my shares?

A.	If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

●	“FOR” the Reverse Stock Split Proposal; and

●	“FOR” the Adjournment Proposal.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the rules of the NYSE, each of the proposals is considered to be a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on the proposals and may vote “FOR” such proposals.

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Q.	Can I change my vote?

A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above under “Over the Internet Prior to the Special Meeting” or “By Telephone Prior to the Special Meeting”. Only your latest Internet or telephone vote is counted.

2.	Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.	Attend the Special Meeting virtually and vote online as instructed above under “Over the Internet during the Special Meeting.” Your virtual attendance at the Special Meeting, without voting online during the Special Meeting, will not revoke your proxy.

4.	Deliver to our corporate secretary at our executive offices at 101 Larry Holmes Drive, Suite 313, Easton, Pennsylvania 18042 written notice before the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote online during the Special Meeting, which will have the effect of revoking any previously submitted voting instructions if you follow the procedures described under “How do I vote?” above.

Q.	How are abstentions and broker non-votes treated for purposes of the Special Meeting?

A.	Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Accordingly, an abstention with respect to Proposal 1 or Proposal 2 will have the effect of a vote against such proposal.

Broker non-votes will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Because your broker will have discretionary voting authority with respect to Proposals 1 and 2, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. Broker non-votes, to the extent applicable, will have the effect of votes against Proposal 1 because brokers will have discretionary voting authority with respect to Proposal 1 and a broker non-vote is not an “affirmative vote.” Broker non-votes, to the extent applicable, will have the effect of votes against Proposal 2 because brokers will have discretionary voting authority with respect to Proposal 2 and will count as “entitled to vote” for Proposal 2.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

Q.	Who counts the votes?

A.	All votes will be tabulated by the inspector of election appointed for the Special Meeting.

Q.	How many shares must be represented to have a quorum and hold the Special Meeting?

A.	The holders of one third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by banks, brokers or other nominees who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

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Q.	What vote is required to approve each proposal and how are votes counted?

A	Proposal 1 — The Reverse Stock Split Proposal: The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal is required for approval of the Reverse Stock Split Proposal.

Proposal 2 — The Adjournment Proposal: The affirmative vote of a majority of the voting power of the shares of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.

The principal terms of the Reverse Stock Split Amendment have been approved by the Board. Because the vote required to approve this proposal is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote with respect to the Reverse Stock Split Proposal has the same effect as a vote against such proposal with respect to your shares of Common Stock. Marking “ABSTAIN” on your proxy or ballot with respect to the Reverse Stock Split Proposal has the same effect as a vote against such proposal. We expect that the directors and executive officers will vote all their shares in favor of the Reverse Stock Split Proposal.

Q.	What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

A.	If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Q.	Who is soliciting proxies, how are they being solicited, and who pays the cost?

A.	Proxies are being solicited by the Board on behalf of the Company. We are bearing all costs of this solicitation. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Q.	How does the Board recommend that I vote on the proposals?

A.	Our Board recommends that you vote:

●	FOR the approval of the Reverse Stock Split Proposal; and

●	FOR the Adjournment Proposal.

Q.	Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

A.	No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Q.	Where can I find the voting results?

A.	The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

Q.	How many shares of Common Stock are outstanding?

A.	As of June 28, 2024, there were 8,752,487 shares of Common Stock outstanding.

Q.	How do I submit a question at the Special Meeting?

A.	If you wish to submit a question, on the day of the Special Meeting, beginning at 10:00 a.m. Eastern Time on August 8, 2024, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be available during the online meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Special Meeting after the meeting.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement.

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PROPOSAL 1: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of Common Stock at a ratio of 1-for-5. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix A.

Background and Purpose of the Proposal

Our certificate of incorporation currently authorizes the Company to issue a total of 510,000,000 shares of capital stock, consisting of 500,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

On June 19, 2024, subject to stockholder approval, the Board approved an amendment to our certificate of incorporation to effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-5, including shares held by the Company as treasury shares. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the $1.00 minimum per share bid price requirement for continued listing on Nasdaq. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, every five shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. It is anticipated that the Reverse Stock Split would be effected promptly after the Stockholder Meeting. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s certificate of incorporation to effect the Reverse Stock Split is included as Annex A to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this proxy statement, our Common Stock was listed on The Nasdaq Capital Market under the symbol “OCTO.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share.

On September 29, 2023, we received a deficiency letter from Nasdaq notifying us that, based on the closing bid price of our listed securities for the 31 consecutive business days from August 16, 2023 to September 28, 2023, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq (the “Bid Price Requirement”). We were provided a period of 180 calendar days, or until March 27, 2024, to regain compliance with the Bid Price Requirement.

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On March 28, 2024, we received a staff determination letter (the “Staff Determination Letter”) from Nasdaq informing us that we had not regained compliance with the Minimum Bid Price Rule. We appealed the Staff Determination Letter. On June 27, 2024, the Hearings Panel granted our request for continued listing on Nasdaq, subject to our meeting certain conditions by August 23, 2024 including maintaining a minimum bid price of our shares of common stock of $1.00 or more for a minimum of ten consecutive trading sessions.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding following the Special Meeting is in our best interests and those of our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the Bid Price Requirement of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of five, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase by a multiple of five, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

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Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split promptly after the Special Meeting. However, if the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to affect the Reverse Stock Split promptly after the Special Meeting.

Effects of the Reverse Stock Split on Common Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

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Based on 8,752,487 shares of our Common Stock outstanding as of June 28, 2024, there would be approximately 1,750,497 shares of our Common Stock outstanding following effectuation of the 1-for-5 Reverse Stock Split.

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive cash in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on a multiple of five from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on a multiple of five. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

We are currently authorized to issue a maximum of 500,000,000 shares of our Common Stock. As of the Record Date, there were 8,752,487 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced by a multiple of five. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction in the. Number of outstanding shares effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2022 Long-Term Incentive Plan (the “2022 Plan”), our Board will proportionately reduce such reserve in accordance with the terms of the 2022 Plan. As of the Record Date, there were 1,782,861 shares of Common Stock authorized for issuance under the 2022 Plan, of which 19,078 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to 3,815 shares of Common Stock, of which 3,815 shares will be available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underly options and warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to, or available under, the 2022 Plan (e.g., restricted stock awards) will be proportionately reduced, in accordance with the terms of the 2022 Plan, by a multiple of five, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased by a multiple of five (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that an optionee currently holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at the 1-for-5 ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares that will not be issued) and the exercise price would be proportionately increased to $5.00 per share.

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As of June 28, 2024, there were 949,084 warrants to purchase Common Stock outstanding, representing 949,084 shares of Common Stock at a weighted average exercise price of $0.05 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced by a multiple of five. Correspondingly, the per share exercise price of such warrants will be increased by a multiple of five, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effects of the Reverse Stock Split on Put Rights

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise price or conversion price, as applicable, and the number of shares issuable upon the exercise or conversion, as applicable, of the outstanding put rights of the preferred units of Forever 8, LLC entitling the holders to shares of Common Stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. Stockholders who hold registered shares of Old Common Stock in a book-entry form will have their holdings electronically adjusted by our transfer agent to give effect to the Reverse Stock Split. If any book-entry statement representing shares of Old Common Stock contains a restrictive legend or notation, as applicable, the corresponding book-entry statements representing shares of New Common Stock will contain the same restrictive legend or notation.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

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Anti-Takeover Effects

We have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will be paid in cash the fair value of fractions of a share as of the Reverse Split. If such shares are subject to an award granted under the 2022 Plan, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances and does not describe any potential state, local, or foreign tax consequences. The effects of other U.S. federal tax laws, such as estate and gift tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations, administrative pronouncements of the Internal Revenue Service (“IRS”) and court decisions and interpretations, all as in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder of the New Common Stock. Any such changes could affect the continuing validity of this discussion. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take, and possibly sustain, a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

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STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as “capital assets,” as defined in Section 1221 of the Code (generally, property held for investment).

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated as a recapitalization U.S. federal income tax purposes. Therefore, except as discussed below with respect to cash received in lieu of fractional shares, a stockholder should not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefor (excluding any portion of such tax basis that is allocated to any fractional share), and such U.S. holder’s holding period in the shares of New Common Stock received should include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefor. Treasury regulations provide detailed rules for allocating the tax basis and holding period of shares of Old Common Stock surrendered pursuant to the Reverse Stock Split to shares of New Common Stock received pursuant to the Reverse Stock Split. Stockholders holding shares of Old Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder who receives cash in lieu of a fractional share in the Reverse Stock Split generally will recognize capital gain or loss in an amount equal to the difference between the amount of the cash received and the U.S. holder’s adjusted tax basis in the shares of Old Common Stock surrendered that is allocable to such fractional share. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder has held the Old Common Stock for more than one year as of the effective time of the Reverse Stock Split. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A U.S. holder may be subject to information reporting with respect to any cash received in lieu of a fractional share in the Reverse Stock Split. There may be exceptions to the reporting requirements where the gross proceeds from the fractional share are less than $20. U.S. holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the IRS. Stockholders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote

The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal is required for approval of the Reverse Stock Split Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Reverse Stock Split Proposal.

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PROPOSAL 2: APPROVAL OF THE ADJOURNMENT PROPOSAL

Our Board has approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

Background and Purpose of the Proposal

The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting on such proposal. The Board believes that if the number of votes received with respect to the Common Stock is less than said majority and is therefore insufficient to approve the Reverse Stock Split Proposal, then it may be in the best interests of the stockholders to adjourn the Special Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Special Meeting will be against the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Required Vote

The affirmative vote of a majority of the voting power of the shares of our Common Stock is required for approval of the Adjournment Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Adjournment Proposal.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of June 28, 2024 by (1) each director of our company (2) our principal executive officer and two other most highly compensated executive officers who served during the year ended December 31, 2023, who we collectively refer to as our named executive officers, (3) all directors and executive officers of our company as a group, and (4) each person known by us to own more than 5% of our common stock.

Unless otherwise indicated, the address of the executive officers and directors is 101 Larry Holmes Dr., Suite 313, Easton, Pennsylvania 18042.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of June 28, 2024.

The beneficial ownership percentages set forth in the table below are based on 8,752,487 shares of Common Stock issued and outstanding as of June 28, 2024.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage
5% Stockholders
BHP Capital NY Inc.(2)	845,193	9.99%
Named Executive Officers and Directors
Paul Vassilakos(3)	735,955	8.41%
Brett Vroman(4)	212,868	2.43%
Kevin O’Donnell(5)	142,500	1.64%
Frank Jennings(6)	228,681	2.56%
Louis Foreman(7)	229,332	2.64%
Mary Ann Halford(8)	228,531	2.63%
Current Executive Officers and Directors as a group (six persons)	1,777,867	20.31%

*	Less than 1%

(1)	Based on 8,752,487 shares of common stock issued and outstanding as of June 28, 2024. All shares reported are shares of the Company’s common stock.

(2)	Includes 300,000 shares of common stock and 545,193 shares of common stock issuable upon the exercise of warrants and excludes 182,807 shares of common stock issuable upon the exercise of the BHP Warrants. Pursuant to the terms of the BHP Warrants, BHP may not exercise the BHP Warrants to the extent (but only to the extent) BHP or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares and percentage reflect these limitations as of April 14, 2023. Bryan Pantofel is the President of BHP and has sole voting and investment power over these securities. BHP’s address is 45 SW 9th Street, Suite 1603, Miami, Florida 33130. All shares reported are shares of the Company’s common stock.

(3)	Includes 654,419 shares of common stock and 81,536 shares of common stock issuable upon exercise of derivative securities held by Mr. Vassilakos.

(4)	Includes 2,840 shares of common stock and 210,028 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Vroman.

(5)	Includes 42,500 shares of common stock and 100,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. O’Donnell.

(6)	Includes 128,861 shares of common stock and 100,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Jennings.

(7)	Includes 129,332 shares of common stock and 100,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Foreman.

(8)	Includes 128,531 shares of common stock and 100,000 shares of common stock to be issued pursuant to a stock option to be granted to Ms. Halford.

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OTHER MATTERS

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Special Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

Stockholder Proposals for our 2024 Annual Meeting of Stockholders

Stockholder Proposals Included in Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement and proxy card relating to our 2024 annual meeting of stockholders, stockholder proposals must be received by us a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our bylaws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2024 annual meeting of stockholders but not included in the proxy statement not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made, whichever is later. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2024 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Eightco Holdings Inc., 101 Larry Holmes Dr., Suite 313, Easton, Pennsylvania 18042.

Householding of Proxy Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our most recent annual report to stockholders to you if you write at Eightco Holdings Inc., 101 Larry Holmes Dr., Suite 313, Easton, Pennsylvania 18042 or call us at (888) 765-8933. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

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ANNEX A

Form of Reverse Stock Split Amendment

FORM OF CERTIFICATE OF AMENDMENT TO

THE CERTIFICATE OF INCORPORATION

OF EIGHTCO HOLDINGS INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Eightco Holdings Inc., a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1.	The name of the corporation is Eightco Holdings Inc. (the “Corporation”).

2.	The date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was March 9, 2022.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

4.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each five (5) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

5.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph E as follows:

“E. Reverse Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each five shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”)(the “Reverse Stock Split”). Any holder that would receive a fractional share as a result of the Reverse Stock Split will be paid in cash the fair value of fractions of a share as of the Reverse Split. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified.”

6.	The foregoing amendment was effected pursuant to a resolution of the Board of Directors of said corporation.

7.	Thereafter, pursuant to a resolution by the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

[Signature page follows.]

23

IN WITNESS WHEREOF, Eightco Holdings Inc. has caused this Certificate of Amendment to be duly executed by the undersigned duly authorized officer as of this __ day of __________, 2024.

EIGHTCO HOLDINGS INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment (Reverse Stock Split Amendment)]

24

PROXY

EIGHTCO HOLDINGS INC.

101 Larry Holmes Dr., Suite 313

Easton, Pennsylvania 18042

(888) 765-8933

SPECIAL MEETING

August 8, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

EIGHTCO HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

AUGUST 8, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July 16, 2024, in connection with the special meeting of stockholders to be held at 10:00 a.m. Eastern Time on August 8, 2024 virtually, at https://www.virtualmeetingportal.com/8coholdings/2024, and hereby appoints Paul Vassilakos, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Eightco Holdings Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE REVERSE STOCK SPLIT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 8, 2024: This notice of special meeting and the accompany proxy statement are available at https://www.virtualmeetingportal.com/8coholdings/2024.

Proposal 1 — Reverse Stock Split Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.001 per share, at a ratio of 1-for-5.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates.	☐	☐	☐

Dated:	______________________ 2024

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

INTERNET VOTING 24 Hours a Day, 7 days a week: You can complete internet voting at https://stocktransfersolo.com/vote by entering the Proxy and Security Codes printed on this card.